Exhibit 99.1

Essex Rental Corp. to Reschedule Release of Fourth Quarter and Year-End Operating Results and Related Conference Call

BUFFALO GROVE, IL -- (BUSINESS WIRE) -- Essex Rental Corp. (Nasdaq: ESSX) ("Essex" or the “Company”) today announced that the release of its fourth quarter and year-end 2014 operating results, and its related management conference call and webcast, will be rescheduled to a date to be determined and announced in a future press release. The earnings release and conference call/webcast had been previously scheduled for February 25, 2015 and February 26, 2015, respectively.
The earnings release and related management conference call and webcast are being rescheduled in order to allow Essex time to evaluate the classification of its revolving credit facilities as current liabilities or long-term obligations under ASC 470-10-45, “Classification of Revolving Credit Agreements Subject to Lock-Box Arrangements and Subjective Acceleration Clauses”, notwithstanding that the facilities do not contractually mature within the next twelve months. Any change in classification of the revolving credit facilities, if made, would likely result in a restatement of prior period balance sheets to present all or a portion of the revolving credit facilities as current liabilities instead of long-term obligations. Any such change in classification, however, is not expected to have any impact on the net cash flows, cash position, revenues or net income of the Company as previously reported. As soon as practicable following the completion of its evaluation, Essex intends to announce its final conclusions regarding classification of its revolving credit facilities and, if necessary, file any amendments to its previous filings with the Securities and Exchange Commission that may be required.
About Essex Rental Corp.
Essex, through its subsidiaries, is one of North America's largest providers of rental and distribution for mobile cranes (including lattice-boom crawler cranes, truck cranes and rough terrain cranes), self-erecting cranes, stationary tower cranes, elevators and hoists, and other lifting equipment used in a wide array of construction projects. In addition, the Company provides product support including installation, maintenance, repair, and parts and services for equipment provided and other equipment used by its construction industry customers. With a large fleet, consisting primarily of cranes, as well as other construction equipment and unparalleled customer service and support, Essex supplies a wide variety of innovative lifting solutions for construction projects related to power generation, petro-chemical, refineries, water treatment and purification, bridges, highways, hospitals, shipbuilding, offshore oil fabrication and industrial plants, and commercial and residential construction.
Some of the statements in this press release and other written and oral statements made from time to time by Essex and its representatives are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, without limitation, statements regarding the expected consequences of a potential restatement of Essex's financial statements, and the timing for a rescheduled earnings release and related conference call. These statements also include statements of Essex's intent and belief or current expectations of Essex and its management team and may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek", the negative of these terms or other comparable terminology. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from Essex's expectations include, without limitation, the continued ability of Essex to successfully execute its business plan, the possibility of a change in demand for the products and services that Essex provides, intense competition which may require us to lower prices or offer more favorable terms of sale, our reliance on third party suppliers, our indebtedness which could limit our operational and financial flexibility, global economic factors including interest rates, general economic conditions, geopolitical events and regulatory changes, our

Exhibit 99.1

dependence on our management team and key personnel, as well as other relevant risks detailed in our Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission and available on our website, www.essexrentalcorp.com. The factors listed here are not exhaustive. Many of these uncertainties and risks are difficult to predict and beyond management's control. Forward-looking statements are not guarantees of future performance, results or events. Essex assumes no obligation to update or supplement forward-looking information in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results or financial conditions, or otherwise.

CONTACT:
Essex Rental Corp.

Kory Glen
Chief Financial Officer
(847) 215-6522 / kglen@essexrental.com

OR

Patrick Merola
Manager of Investor Relations
(847) 215-6514 / pmerola@essexrental.com